UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-08411

(Investment Company Act file number)

The James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road

Xenia, Ohio 45385

(Address of principal executive offices) (Zip code)

Barry R. James

P.O. Box 8

Alpha, Ohio 45301

(Name and address of agent for service)

Registrant’s telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2019 – June 30, 2020

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Shareholder Letter	1
Growth of $10,000 or $50,000 Charts	4
Representation of Schedules of Investments	7
Disclosure of Fund Expenses	8
Schedule of Investments
James Balanced: Golden Rainbow Fund	9
James Small Cap Fund	14
James Micro Cap Fund	16
James Aggressive Allocation Fund	18
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights
James Balanced: Golden Rainbow Fund - Retail Class	28
James Balanced: Golden Rainbow Fund - Institutional Class	29
James Small Cap Fund	30
James Micro Cap Fund	31
James Aggressive Allocation Fund	32
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	40
Additional Information	41
Liquidity Risk Management Program	42
Trustees & Officers	43
Privacy Policy	45

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.jamesinvestment.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-995-2637 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.jamesinvestment.com.

James Advantage Funds	Shareholder Letter

June 30, 2020 (Unaudited)

LETTER TO THE SHAREHOLDERS

OF THE JAMES ADVANTAGE FUNDS

In 1966 Robert Kennedy delivered a speech in which he said “Like it or not, we live in interesting times. They are times of danger and uncertainty; but they are also the most creative of any time in the history of mankind.” It has been 54 years since he spoke those words, yet they are just as true now as they have ever been. Every part of life has been touched by the Coronavirus, COVID-19. With that being said, we sincerely hope you, your family and friends are in good health during these challenging times.

Both the stock and bond market saw wild price swings in February, March and April as the United States went into a lockdown phase. Almost as quickly as stocks declined, we saw a reversal in fortune, causing high levels of volatility. The markets seem to have traded less on fundamentals and more on whether consumers are staying at home or are back out spending in restaurants and department stores.

In our experience, when stocks decline, oftentimes large companies hold up better than smaller ones, as was the case during the recent downturn. As stocks have recovered, the advance has remained concentrated. Large cap stocks have led the way in 2020, significantly outperforming small cap stocks. The largest cap stocks did the best, with the Russell 1000® Index earning 7.48% for the fiscal year ended June 30, 2020, while the smaller stocks in the Russell 2000® Index were down by 6.62%. This spread of over 14% speaks to the issues that smaller stocks had during the period. Yet, the bigger dilemma may be how the large cap market indices are being driven by as few as 5 stocks. To be sure, the largest 5 companies now make up over 20% of the market value of the S&P 500® Index and are what have been driving those index returns. We do in fact own several of these names in some of our mutual funds, however owning such a concentrated position may increase the risk associated with investing. While we seek to continually improve results, we nonetheless remain committed to our time-tested risk management philosophy.

The Market Over the Past Year

The stock market was doing quite well in the later stages of 2019 and even into January of 2020. Consumer spending was high, unemployment was low, and the U.S. economy was making a steady advance. However, as we all know, the Coronavirus made its way from China to our shores only to push the market into turmoil. The Russell 1000® Index, a commonly used barometer of the stock market, rose 7.48% over the twelve months ended June 30, 2020. During that same period, the Russell 2000® Index declined by 6.62% and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index rose 7.12%.

Investment Goals and Objectives

Our research team uses our proprietary approach to try to identify securities we believe are undervalued. In our experience, these stocks typically hold up better in difficult markets and have the potential to trade higher as the market rallies. We do not drift from our style simply because the markets are embracing a current, but temporary, fad. We believe, supported by much academic research, value investing will outperform growth investing over the long run. Investors should realize, however, value investing does not always outperform growth and there are no assurances that value’s past outperformance will be repeated.

Investment Philosophy

James Investment Research, Inc. (“JIR” or the “Adviser”) does its own research using quantitative databases, statistical expertise and other elements to help measure risk levels and the potential impact on future stock and bond price movements. The Adviser employs a proprietary investment approach to select equity securities it believes are undervalued and more likely to appreciate. The Adviser focuses on company characteristics such as being overlooked by Wall Street, management commitment and value. The Adviser also assesses a number of fundamental factors such as earnings, earnings trends, price to earnings multiples, return on assets, other financial statement data as well as its own proprietary calculations. The Adviser evaluates over 3,500 companies of all capitalization ranges. For the James Micro Cap Fund and the James Small Cap Fund, the Adviser refines its approach by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range. For all funds, the Adviser normally will sell a security when the investment no longer meets the Adviser’s investment criteria. The Adviser’s Investment Committee has a great deal of investment experience, exceeding over 150 years in total with James. We believe our combination of quantitative modeling and hands-on management makes us unique and supports the James Advantage Funds. The James Aggressive Allocation Fund and the James Balanced: Golden Rainbow Fund invest not only in equities, but also in highly rated investment grade fixed income securities.

Fund Performance

It goes without saying, the major news story that has affected the markets has been the Coronavirus and the quarantine that followed. The shuttering of restaurants, malls, movie theaters and many other businesses caused millions of layoffs and furloughs. Since March of this year, over 20 million Americans have filed for unemployment insurance.

To combat these issues the Federal Government went on a spending spree issuing Paycheck Protection Program (PPP) loans, increasing payouts for unemployment and even sending stimulus checks to a good percentage of the population. As another backstop, the Federal Reserve Bank (the “Fed”) began buying corporate bonds, municipal bonds and exchange traded funds (“ETFs”) that hold those same types of securities. While these actions surpassed even what the Fed did back in the Financial Crisis of 2008, it looks as if these actions quelled fear in the markets and provided much needed liquidity to the bond market.

Annual Report | June 30, 2020	1

Shareholder Letter	James Advantage Funds

June 30, 2020 (Unaudited)

Our flagship fund, the James Balanced: Golden Rainbow Fund, seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund’s Retail Class shares fell 1.18% over the twelve months ended June 30, 2020.

The largest contributors to the James Balanced: Golden Rainbow Fund’s performance were the 10-year U.S. Treasury and our equity positions in Apple, Inc. and Microsoft Corp. High quality U.S. Treasury notes and bonds rallied as the Federal Reserve took drastic measures to push interest rates lower, by cutting the Fed Funds rate 50 basis points (one half of one percent) in early March, and again by an additional 100 basis points just one week later. The two stocks that added the most to the fund, Apple and Microsoft, are the two largest stocks in the market in terms of market capitalization. This once again reinforces the point that in this specific period, bigger was in fact better.

The largest detractors to the James Balanced: Golden Rainbow Fund’s performance were iShares® Russell 2000® ETF, United Rentals, Inc. and Pfizer, Inc. The iShares® Russell 2000® ETF represents an assortment of small cap stocks, meant to provide diversification while staying in smaller stocks. The shutdown in March had a strong effect on smaller stocks as fears of declining revenues caused some to sell. United Rentals, a construction equipment rental company, suffered when the quarantine went into effect. Builders and constructions companies simply stopped renting equipment as their businesses stopped as well. Pfizer, a large pharmaceutical corporation, lagged the market as well as many other health care stocks. The bulk of the damage to Pfizer’s stock price was in response to discussions in Washington centered on how to reduce drug costs for consumers.

The James Small Cap Fund fell 19.04% over the fiscal year. The top contributors to the James Small Cap Fund’s performance were Nova Measuring Instruments and Generac Holdings Inc. Nova manufactures and sells measurement equipment key to the production of semiconductors. Semiconductor sales increased as China and the United States came to an agreement on trade talks, which lead to higher sales for Nova. Generac makes commercial and residential generators. As more people began working from home, the need for backup power increased to prevent work stoppage. Generac was in a unique space to provide this product for homes and new office space.

Detractors to the performance of the James Small Cap Fund were Xenia Hotels & Resorts, Inc. and Skywest, Inc., a North American regional airline. The price of both of these stocks fell in response to the Coronavirus outbreak, as the travel and hotel industries were among those hardest hit during the virus pullback.

The James Micro Cap Fund declined 17.45% over the fiscal year. The James Micro Cap Fund focuses on companies with market capitalizations, at the time of purchase, no larger than the stocks in the Russell Microcap® Index, as well as exchange traded funds that invest primarily in such securities.

Due to the nature of micro cap stocks, many of the companies held by the fund are not household names. Companies like Nova Measuring Instruments, PC Connection, Inc. and Patrick Industries all contributed to the fund at a high level. PC Connection sells computers and related products. Once again, as more individuals began working from home, they purchased new computers or webcams allowing them to work remotely. Patrick Industries, who manufactures recreational vehicles, saw improved sales. Sales may have improved as fewer people flew or took traditional vacations, but rather took RVs to parks and remote destinations.

The largest detractors to the James Micro Cap Fund’s performance were OFG Bancorp and W&T Offshore, Inc. Small banks and oil drillers were two sectors that were negatively impacted by the Coronavirus shutdown. With such high levels of unemployment, mortgage and credit card payments are now in doubt. In an amazing reaction to so few people traveling and driving, the price of oil actually went negative for a period of 2 hours in April.

Finally, the James Aggressive Allocation Fund declined 8.60% over the fiscal year. The fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. It is expected the fund will usually run higher equity levels than the James Balanced: Golden Rainbow Fund.

Much like the James Balanced: Golden Rainbow Fund, the James Aggressive Allocation Fund’s holdings in Apple, Inc., Microsoft Corp. and U.S. Treasury issues were the fund’s top performers during the period, for the same reasons noted above.

The primary detractors to the performance of the James Aggressive Allocation Fund were Chimera Investment Corp. and AFLAC, Inc. Once again both stocks were hit in the wave of declining prices during the quarantine shutdown. Chimera, which deals heavily with mortgages was impacted on fears of defaulting loans. The price of the stock of AFLAC, the insurance company with the duck in its commercials, fell as fewer people were working, causing fewer workers to need workers compensation type insurance plans.

Please see the following charts throughout the remainder of the Annual Report for longer term comparisons for all our funds.

2	www.jamesinvestment.com

James Advantage Funds	Shareholder Letter

June 30, 2020 (Unaudited)

Expectations for the Future

There has been a massive disconnect between the recent movement of the stock market and the U.S. economy. Unemployment is running at some of the highest levels we have ever seen and Gross Domestic Product (GDP) appears to be falling, all the while stock prices have been advancing since late March 2020.

Much of this rally is due to the massive actions taken by the Fed. Initially, the Fed announced it would be purchasing Municipal Bonds and Corporate Bonds, which shortly after turned into the Fed purchasing ETFs that hold municipals and corporates. Since the Fed’s announcement, stocks and riskier bonds have made a steady advance.

How much further can this advance go? This has yet to be seen. As of the date of this letter, many recent unemployment benefits are set to expire at the end of July, which could hinder the consumer. At the same time, there is a general belief that such employment benefits may be extended or that there may even be another round of stimulus payments. At this point it is all speculation. Any help the government can give may be viewed as a positive for stocks.

The bond market has settled down since the beginning of the period of market volatility seen in response to the COVID-19 outbreak and appears to be in what some have dubbed as a ‘trading range’. The 10-year Treasury note and 30-year Treasury bonds provided diversification to portfolios in the period of market downturn following the COVID-19 outbreak and have managed to hold most of their gains. A slight pullback in prices might be expected in response to the increased level of government spending following the COVID-19 outbreak, which could be viewed as inflationary. While many states have opened and we look to be in the early phases of recovery, it is very possible a second wave of the virus could occur. If so, this would lead JIR to increase our investments in the bond market. There is speculation that defaults may be on the rise, and if accurate, higher quality issues should escape such a fate.

Barry R. James, CFA, CIC

President

James Investment Research, Inc.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only, and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither James Investment Research, Inc. nor the Funds accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent loss.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of a Fund before investing. The Funds’ prospectuses contain this and other information. You may obtain a current copy of a Fund’s prospectus by calling 1-800-995-2637. Investors may obtain performance information current to the last month-end at wwwjamesinvestment.com.

Past performance is no guarantee of future results. The investment return and principal value of an investment in any Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Barry R. James is a registered representative of ALPS Distributors, Inc.

CFA® is a trademark owned by the CFA Institute.

Price to earnings multiple is a measure of how expensive a stock is.

Return on assets is an indicator of how profitable a company is relative to its total assets.

Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment loss.

Annual Report | June 30, 2020	3

Growth of $10,000 or $50,000 Charts	James Advantage Funds

June 30, 2020 (Unaudited)

Comparison of the Change in Value of a $10, 000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail Class Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Retail Class	-1.18%	0.52%	4.73%	6.90%
Blended Index(1)	4.56%	5.86%	7.99%	7.86%
Russell 1000® Index	7.48%	10.47%	13.97%	9.92%
Russell 2000® Index	-6.62%	4.29%	10.50%	9.19%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	7.12%	3.46%	3.13%	5.30%

(1)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.
(2)	Fund and Class inception was July 1, 1991.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2019, was 1.08%.

Comparison of the Change in Value of a $50,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional Class Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Institutional Class	-0.93%	0.78%	5.00%	6.65%
Blended Index(1)	4.56%	5.86%	7.99%	9.87%
Russell 1000® Index	7.48%	10.47%	13.97%	16.55%
Russell 2000® Index	-6.62%	4.29%	10.50%	14.39%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	7.12%	3.46%	3.13%	3.68%

(1)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.
(2)	Class inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2019, was 0.83%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The Russell 1000® Index, Russell 2000® Index, Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

4	www.jamesinvestment.com

James Advantage Funds	Growth of $10,000 or $50,000 Charts

June 30, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	-19.04%	-4.17%	4.98%	5.44%
Russell 2000® Index	-6.62%	4.29%	10.50%	8.16%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2019, was 1.54%.

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund

Average Annual Total Returns

	1 Year	5 Years	Since Inception(1)
James Micro Cap Fund	-17.45%*	-0.02%	6.69%
Russell Microcap® Index	-4.77%	2.86%	10.03%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2019, was 1.57%.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Russell 2000® Index and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2020	5

Growth of $10,000 or $50,000 Charts	James Advantage Funds

June 30, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Aggressive Allocation Fund

James Aggressive Allocation Fund

Average Annual Total Returns

	1 Year	Since Inception(2)
James Aggressive Allocation Fund	-8.60%	-0.82%
Blended Index(1)	8.35%	8.40%
Russell 3000® Index	6.53%	9.89%
Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index	10.02%	4.83%

(1)	The Blended Index is comprised of a 65% weighting in the Russell 3000® Index and a 35% weighting in the Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index.
(2)	Fund inception was July 1, 2015.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2019, was 1.03%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The Russell 3000® Index is a stock market index of U.S. stocks. The Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index is an unmanaged index generally representative of U.S. Dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities, that have a remaining maturity greater than one year.

The Russell 3000® Index, Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index and the Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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James Advantage Funds	Representation of Schedules of Investments

June 30, 2020 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund and James Aggressive Allocation Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation

(% of Net Assets)*

James Micro Cap Fund - Industry Sector Allocation

(% of Net Assets)*

James Small Cap Fund -Industry Sector Allocation

(% of Net Assets)*

James Aggressive Allocation Fund - Industry Sector Allocation

(% of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | June 30, 2020	7

Disclosure of Fund Expenses	James Advantage Funds

June 30, 2020 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2020 through June 30, 2020.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized June 30, 2020(a)	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	1.13%	$ 1,000.00	$947.30	$5.47
Retail Class Hypothetical (5% return before expenses)	1.13%	$ 1,000.00	$1,019.24	$5.67
Institutional Class Actual	0.88%	$ 1,000.00	$948.90	$4.26
Institutional Class Hypothetical (5% return before expenses)	0.88%	$ 1,000.00	$1,020.49	$4.42
James Small Cap Fund
Actual	1.50%	$ 1,000.00	$764.50	$6.58
Hypothetical (5% return before expenses)	1.50%	$ 1,000.00	$1,017.40	$7.52
James Micro Cap Fund
Actual	1.50%	$ 1,000.00	$769.60	$6.60
Hypothetical (5% return before expenses)	1.50%	$ 1,000.00	$1,017.40	$7.52
James Aggressive Allocation Fund
Actual	0.98%	$ 1,000.00	$872.40	$4.56
Hypothetical (5% return before expenses)	0.98%	$ 1,000.00	$1,019.99	$4.92

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 366.

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James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2020

Shares or Principal Amount		Value
COMMON STOCKS-39.62%
	Basic Materials-1.03%
21,770	Avery Dennison Corp.	$2,483,739
26,145	Celanese Corp.	2,257,359
33,060	Innospec, Inc.	2,553,885
		7,294,983

	Consumer, Cyclical-5.91%
11,610	Alibaba Group Holding, Ltd., Sponsored ADR*	2,504,277
51,320	Best Buy Co., Inc.	4,478,696
59,940	CVS Health Corp.	3,894,302
16,930	Home Depot, Inc.	4,241,134
72,445	Insight Enterprises, Inc.*	3,564,294
40,000	McDonald's Corp.	7,378,800
37,540	Target Corp.	4,502,172
77,785	Walmart, Inc.	9,317,087
16,135	Walt Disney Co.	1,799,214
		41,679,976

	Consumer, Non-cyclical-8.50%
17,145	Anthem, Inc.	4,508,792
85,000	AstraZeneca PLC, ADR	4,495,650
6,220	Costco Wholesale Corp.	1,885,966
33,955	Eli Lilly & Co.	5,574,732
21,750	FTI Consulting, Inc.*	2,491,463
25,400	Helen of Troy, Ltd.*	4,789,424
43,170	Johnson & Johnson	6,070,997
7,059	Kimberly-Clark Corp.	997,790
122,105	Kroger Co.	4,133,254
62,700	Medtronic PLC	5,749,590
26,520	National HealthCare Corp.	1,682,429
212,000	Pfizer, Inc.	6,932,400
61,000	Procter & Gamble Co.	7,293,770
11,280	UnitedHealth Group, Inc.	3,327,036
		59,933,293

	Energy-1.14%
34,185	Chevron Corp.	3,050,328
15,000	Pioneer Natural Resources Co.	1,465,500
53,000	TOTAL SA, ADR	2,038,380
25,780	Valero Energy Corp.	1,516,380
		8,070,588

	Financial-3.76%
57,795	Allstate Corp.	5,605,537
6,095	Goldman Sachs Group, Inc.	1,204,494
93,070	JPMorgan Chase & Co.	8,754,164
29,534	LPL Financial Holdings, Inc.	2,315,466
32,630	Nelnet, Inc., Class A	1,557,756
41,605	PNC Financial Services Group, Inc.	4,377,262
14,000	Public Storage, REIT	2,686,460
		26,501,139

See Notes to Financial Statements.

Annual Report | June 30, 2020	9

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2020

Shares or Principal Amount		Value
	Industrial-2.08%
14,852	Caterpillar, Inc.	$1,878,778
27,300	Eaton Corp. PLC	2,388,204
36,811	Generac Holdings, Inc.*	4,488,365
25,000	Raytheon Technologies Corp.	1,540,500
39,834	Republic Services, Inc.	3,268,380
6,500	Union Pacific Corp.	1,098,955
		14,663,182

	Technology-14.27%
7,411	Alphabet, Inc., Class A*	10,509,169
26,160	Amgen, Inc.	6,170,098
45,000	Apple, Inc.	16,416,000
24,450	Cabot Microelectronics Corp.	3,411,753
30,000	Ciena Corp.*	1,624,800
164,310	Cisco Systems, Inc.	7,663,418
26,400	Crown Castle International Corp., REIT	4,418,040
29,728	Integer Holdings Corp.*	2,171,630
149,220	Intel Corp.	8,927,833
22,152	Leidos Holdings, Inc.	2,074,978
17,300	Lockheed Martin Corp.	6,313,116
28,544	Micron Technology, Inc.*	1,470,587
89,325	Microsoft Corp.	18,178,531
12,890	Motorola Solutions, Inc.	1,806,276
3,930	NetEase, Inc., ADR	1,687,463
7,040	Northrop Grumman Corp.	2,164,378
16,555	SYNNEX Corp.	1,982,792
19,225	Visa, Inc., Class A	3,713,693
		100,704,555

	Utilities-2.93%
70,783	American Electric Power Co., Inc.	5,637,158
45,163	AT&T, Inc.	1,365,277
28,710	Entergy Corp.	2,693,285
55,233	FirstEnergy Corp.	2,141,936
160,055	Verizon Communications, Inc.	8,823,832
		20,661,488

TOTAL COMMON STOCKS
(Cost $230,759,943)		279,509,204

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-3.33%
457,836	iShares® Gold Trust*	7,778,634
5,000	iShares® Intermediate-Term Credit Bond ETF	301,900
45,830	iShares® Russell 2000® ETF	6,561,939
50,710	iShares® Russell 2000 Value ETF	4,942,197
30,469	iShares® Silver Trust ETF*	518,278
20,000	SPDR® Bloomberg Barclays Convertible Securities ETF	1,210,000
12,974	SPDR® Gold Shares ETF*	2,171,458

TOTAL EXCHANGE TRADED FUNDS
(Cost $22,518,574)		23,484,406

See Notes to Financial Statements.

10	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2020

Shares or Principal Amount		Value
CORPORATE BONDS-10.35%
	Consumer, Cyclical-2.35%
$5,000,000	eBay, Inc., 2.600%, 7/15/22	$5,169,617
5,000,000	Home Depot, Inc., 2.700%, 4/1/23	5,280,256
785,000	McDonald's Corp., 5.700%, 2/1/39	1,088,681
2,000,000	Starbucks Corp., 2.550%, 11/15/30	2,097,358
2,000,000	Walmart, Inc., 5.250%, 9/1/35	2,915,685
		16,551,597
	Consumer, Non-cyclical-0.71%
3,000,000	Hershey Co., 4.125%, 12/1/20	3,045,272
1,950,000	Keurig Dr Pepper, Inc., 2.530%, 11/15/21	1,996,939
		5,042,211
	Financial-2.50%
8,100,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	8,401,884
1,000,000	Citigroup, Inc., 2.650%, 10/26/20	1,006,979
2,000,000	Citigroup, Inc., 3.875%, 3/26/25	2,178,426
5,000,000	Wells Fargo & Co., 2.500%, 3/4/21	5,069,858
1,000,000	Wells Fargo & Co., 2.000%, 5/15/25	1,007,729
		17,664,876
	Industrial-0.75%
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,785,985
1,000,000	General Electric Co., 2.700%, 10/9/22	1,039,090
2,000,000	General Electric Co., 6.875%, 1/10/39	2,458,127
		5,283,202
	Technology-4.04%
2,500,000	Activision Blizzard, Inc., 2.300%, 9/15/21	2,548,143
2,500,000	Apple, Inc., 2.050%, 9/11/26	2,671,129
5,000,000	Intel Corp., 3.300%, 10/1/21	5,187,375
5,000,000	Intel Corp., 2.875%, 5/11/24	5,416,542
3,700,000	Microsoft Corp., 5.200%, 6/1/39	5,426,344
1,000,000	Oracle Corp., 3.875%, 7/15/20	1,001,293
5,000,000	Oracle Corp., 2.500%, 5/15/22	5,170,063
1,000,000	PayPal Holdings, Inc., 2.650%, 10/1/26	1,086,731
		28,507,620
TOTAL CORPORATE BONDS
(Cost $66,837,831)		73,049,506

Shares or Principal Amount		Value
MUNICIPAL BONDS - 2.72%
	Hawaii-1.41%
9,000,000	City and County of Honolulu General Obligation Unlimited Bonds, Series B, 5.000%, 11/1/25	9,929,070

	Ohio-1.31%
7,450,000	Beavercreek City School District General Obligation Unlimited Bonds, 3.250%, 12/1/36	7,839,262
1,000,000	Ohio State University General Recipients Revenue Bonds, Series C, 4.910%, 6/1/40	1,425,000
		9,264,262
TOTAL MUNICIPAL BONDS
(Cost $17,890,970)		19,193,332

See Notes to Financial Statements.

Annual Report | June 30, 2020	11

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2020

Shares or Principal Amount		Value
U.S. GOVERNMENT AGENCIES-8.72%
	Federal Agricultural Mortgage Corp.-1.42%
$10,000,000	3M US L + 0.08%, 1/3/22(a)	$10,005,505

	Federal Farm Credit Banks Funding Corp.-1.63%
5,000,000	0.930%, 11/26/25	5,000,881
5,725,000	2.750%, 11/6/26	6,491,979
		11,492,860
	Federal Home Loan Banks-3.49%
10,000,000	2.875%, 6/13/25	11,145,861
5,000,000	2.420%, 9/17/27	5,014,459
1,000,000	2.500%, 9/11/29	1,002,804
5,000,000	4.080%, 5/25/33	5,470,105
2,000,000	2.200%, 4/23/35	1,984,086
		24,617,315
	Tennessee Valley Authority-2.18%
10,000,000	5.250%, 9/15/39	15,425,876

TOTAL U.S. GOVERNMENT AGENCIES
(Cost $56,909,925)		61,541,556

Shares or Principal Amount		Value
MORTGAGE BACKED SECURITIES-3.96%
	Fannie Mae Pool-3.54%
6,930,923	3.500%, 9/1/33	7,416,194
16,689,418	2.500%, 1/1/57	17,521,743
		24,937,937
	Fannie Mae REMICS-0.42%
2,874,035	3.500%, 5/25/47	2,989,606

TOTAL MORTGAGE BACKED SECURITIES
(Cost $26,018,837)		27,927,543

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-28.70%
	U.S. Treasury Bonds-20.27%
$20,000,000	2.625%, 11/15/20	20,182,031
30,000,000	2.000%, 8/15/25	32,571,094
35,000,000	2.750%, 2/15/28	40,825,586
20,000,000	2.625%, 2/15/29	23,434,375
15,000,000	1.625%, 8/15/29	16,364,062
8,000,000	2.250%, 8/15/49	9,616,250
		142,993,398
	U.S. Treasury Notes-5.77%
40,000,000	2.375%, 4/15/21	40,696,875

	United States Treasury Inflation Indexed Bonds-2.66%
18,067,525	0.625%, 4/15/23	18,804,531

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $188,478,032)		202,494,804

See Notes to Financial Statements.

12	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2020

Shares or Principal Amount		Value
FOREIGN BONDS-1.04%
	Singapore Government Bond-1.04%
SGD 10,000,000	2.250%, 6/1/21	$7,303,380

TOTAL FOREIGN BONDS
(Cost $7,447,905)		7,303,380

	Shares or Principal Amount	Value
	SHORT TERM INVESTMENTS-0.74%
	Mutual Fund-0.74%
5,198,872	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.086%	5,198,872

	TOTAL SHORT TERM INVESTMENTS
	(Cost $5,198,872)	5,198,872

	TOTAL INVESTMENT SECURITIES-99.18%
	(Cost $622,060,889)	699,702,603
	OTHER ASSETS IN EXCESS OF LIABILITIES-0.82%	5,785,058
	NET ASSETS-100.00%	$705,487,661

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

(a)	Floating or variable rate security. The reference rate is described below. The rate in effect as of June 30, 2020 is based on the reference rate plus the displayed spread as of the security’s last reset date.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

3M US L - 3 Month LIBOR as of June 30, 2020 was 0.30%

SGD - Singapore Dollar

See Notes to Financial Statements.

Annual Report | June 30, 2020	13

Schedule of Investments	James Small Cap Fund

June 30, 2020

Shares		Value
COMMON STOCKS-94.18%
	Basic Materials-5.26%
24,030	Boise Cascade Co.	$903,768
16,000	Cleveland-Cliffs, Inc.	88,320
3,900	Innospec, Inc.	301,275
13,120	Schnitzer Steel Industries, Inc., Class A	231,437
		1,524,800

	Consumer, Cyclical-11.79%
2,770	Deckers Outdoor Corp.*	544,000
21,650	Gray Television, Inc.*	302,018
19,890	Insight Enterprises, Inc.*	978,588
20,000	MDC Holdings, Inc.	714,000
3,800	Meritage Homes Corp.*	289,256
9,680	Patrick Industries, Inc.	592,900
		3,420,762

	Consumer, Non-cyclical-18.28%
4,570	FTI Consulting, Inc.*	523,494
2,545	Helen of Troy, Ltd.*	479,885
24,198	Hillenbrand, Inc.	655,040
21,275	Ingles Markets, Inc., Class A	916,314
13,050	National HealthCare Corp.	827,892
29,440	Tivity Health, Inc.*	333,555
5,000	TriNet Group, Inc.*	304,700
15,000	TrueBlue, Inc.*	229,050
19,470	Village Super Market, Inc., Class A	539,708
9,855	Weis Markets, Inc.	493,933
		5,303,571

	Energy-2.35%
51,100	Frontline, Ltd.	356,678
2,500	HollyFrontier Corp.	73,000
39,365	WPX Energy, Inc.*	251,149
		680,827

	Financial-19.97%
36,580	American Equity Investment Life Holding Co.	903,892
3,870	American Financial Group, Inc.	245,590
8,300	Assured Guaranty, Ltd.	202,603
32,325	Chimera Investment Corp., REIT	310,643
3,720	Evercore, Inc., Class A	219,182
77,700	First BanCorp	434,343
165,655	Genworth Financial, Inc., Class A*	382,663
55,410	Ladder Capital Corp., REIT	448,821
2,400	LGI Homes, Inc.*	211,272
16,875	Piper Sandler Cos.	998,325
31,700	Radian Group, Inc.	491,667
40,575	TPG Specialty Lending, Inc.	669,082
29,280	Xenia Hotels & Resorts, Inc., REIT	273,182
		5,791,265

	Industrial-6.88%
18,955	Encore Wire Corp.	925,383

See Notes to Financial Statements.

14	www.jamesinvestment.com

James Small Cap Fund	Schedule of Investments

June 30, 2020

Shares		Value
	Industrial (continued)
6,580	Generac Holdings, Inc.*	$802,299
6,000	MasTec, Inc.*	269,220
		1,996,902

	Technology-24.53%
13,200	Avnet, Inc.	368,082
4,465	Cabot Microelectronics Corp.	623,046
9,683	Deluxe Corp.	227,938
92,560	Innoviva, Inc.*	1,293,989
15,190	Integer Holdings Corp.*	1,109,630
32,945	Nova Measuring Instruments, Ltd.*	1,587,620
21,060	Sykes Enterprises, Inc.*	582,520
5,035	SYNNEX Corp.	603,042
47,010	Vishay Intertechnology, Inc.	717,843
		7,113,710

	Utilities-5.12%
5,085	IDACORP, Inc.	444,276
13,875	PNM Resources, Inc.	533,355
12,135	Portland General Electric Co.	507,364
		1,484,995

TOTAL COMMON STOCKS
(Cost $27,024,708)		27,316,832

Shares	Value
SHORT TERM INVESTMENTS-5.77%
Mutual Fund-5.77%
1,674,913	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.086%	1,674,913

TOTAL SHORT TERM INVESTMENTS
(Cost $1,674,913)	1,674,913

TOTAL INVESTMENT SECURITIES-99.95%
(Cost $28,699,621)	28,991,745
OTHER ASSETS IN EXCESS OF LIABILITIES-0.05%	14,239
NET ASSETS-100.00%	$29,005,984

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Annual Report | June 30, 2020	15

Schedule of Investments	James Micro Cap Fund

June 30, 2020

Shares		Value
COMMON STOCKS-95.45%
	Basic Materials-1.63%
18,045	Schnitzer Steel Industries, Inc., Class A	$318,314
		318,314

	Consumer, Cyclical-19.88%
16,230	Century Communities, Inc.*	497,612
30,210	Haverty Furniture Cos., Inc.	483,360
6,240	Insight Enterprises, Inc.*	307,008
31,660	M/I Homes, Inc.*	1,090,370
24,726	Patrick Industries, Inc.	1,514,468
		3,892,818

	Consumer, Non-cyclical-23.28%
6,405	BioSpecifics Technologies Corp.*	392,498
19,230	Ingles Markets, Inc., Class A	828,236
6,557	John B Sanfilippo & Son, Inc.	559,509
48,010	Kamada, Ltd.*	372,558
33,200	Lantheus Holdings, Inc.*	474,760
7,050	National HealthCare Corp.	447,252
11,475	PetIQ, Inc.*	399,789
6,030	Semler Scientific, Inc.*	277,380
27,445	TrueBlue, Inc.*	419,085
14,030	Village Super Market, Inc., Class A	388,912
		4,559,979

	Financial-17.42%
57,215	Ares Commercial Real Estate Corp., REIT	521,801
48,590	Enova International, Inc.*	722,533
9,320	Federal Agricultural Mortgage Corp., Class C	596,573
34,030	OFG Bancorp	454,981
10,830	Piper Sandler Cos.	640,703
26,675	Universal Insurance Holdings, Inc.	473,481
		3,410,072

	Industrial-10.42%
13,035	ArcBest Corp.	345,558
27,900	CAI International, Inc.*	464,814
7,145	NACCO Industries, Inc., Class A	166,479
21,680	Vectrus, Inc.*	1,065,138
		2,041,989

	Technology-22.82%
102,175	ACCO Brands Corp.	725,442
24,730	Innoviva, Inc.*	345,725
5,270	Integer Holdings Corp.*	384,974
28,615	Nova Measuring Instruments, Ltd.*	1,378,957
30,368	PC Connection, Inc.	1,407,860
19,495	Vanda Pharmaceuticals, Inc.*	223,023
		4,465,981

TOTAL COMMON STOCKS
(Cost $16,682,162)		18,689,153

See Notes to Financial Statements.

16	www.jamesinvestment.com

James Micro Cap Fund	Schedule of Investments

June 30, 2020

Shares		Value
SHORT TERM INVESTMENTS-15.23%
	Mutual Fund-15.23%
2,982,224	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.086%	$2,982,224

TOTAL SHORT TERM INVESTMENTS
(Cost $2,982,224)		2,982,224

TOTAL INVESTMENT SECURITIES-110.68%
(Cost $19,664,386)		21,671,377
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(10.68)%		(2,090,913)
NET ASSETS-100.00%		$19,580,464

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Annual Report | June 30, 2020	17

Schedule of Investments	James Aggressive Allocation Fund

June 30, 2020

Shares or Principal Amount		Value
COMMON STOCKS-58.86%
	Basic Materials-1.33%
4,475	Newmont Mining Corp.	$276,287
		276,287

	Consumer, Cyclical-9.07%
980	Alibaba Group Holding, Ltd., Sponsored ADR*	211,386
2,095	Best Buy Co., Inc.	182,831
3,220	CVS Health Corp.	209,203
16,550	Gray Television, Inc.*	230,873
1,000	Home Depot, Inc.	250,510
2,250	Target Corp.	269,843
2,950	Walmart, Inc.	353,351
1,600	Walt Disney Co.	178,416
		1,886,413

	Consumer, Non-cyclical-11.51%
775	Anthem, Inc.	203,809
2,700	FTI Consulting, Inc.*	309,285
1,475	Helen of Troy, Ltd.*	278,126
1,295	Johnson & Johnson	182,116
9,300	Kroger Co.	314,805
3,125	Medtronic PLC	286,563
2,750	National HealthCare Corp.	174,460
3,220	Pfizer, Inc.	105,294
1,690	Procter & Gamble Co.	202,073
7,750	TrueBlue, Inc.*	118,343
1,595	Zoetis, Inc.	218,579
		2,393,453

	Energy-2.36%
2,350	Chevron Corp.	209,690
5,550	EOG Resources, Inc.	281,163
		490,853

	Financial-5.14%
2,155	Allstate Corp.	209,013
23,000	Annaly Capital Management, Inc., REIT	150,880
4,350	CBRE Group, Inc., Class A*	196,707
1,150	Goldman Sachs Group, Inc.	227,263
2,000	JPMorgan Chase & Co.	188,120
1,250	LPL Financial Holdings, Inc.	98,000
		1,069,983

	Industrial-4.27%
3,475	AGCO Corp.	192,723
4,650	Magna International, Inc.	207,065
3,500	MasTec, Inc.*	157,045
2,225	United Rentals, Inc.*	331,614
		888,447

	Technology-20.39%
75	Alphabet, Inc., Class A*	106,354
1,575	Amgen, Inc.	371,479

See Notes to Financial Statements.

18	www.jamesinvestment.com

James Aggressive Allocation Fund	Schedule of Investments

June 30, 2020

Shares or Principal Amount		Value
	Technology (continued)
1,500	Apple, Inc.	$547,200
1,550	Arrow Electronics, Inc.*	106,469
1,925	Cabot Microelectronics Corp.	268,614
5,000	Cisco Systems, Inc.	233,200
5,875	Intel Corp.	351,501
1,610	International Business Machines Corp.	194,440
1,425	KLA Corp.	277,134
950	Lockheed Martin Corp.	346,674
3,650	Logitech International SA	238,053
2,525	Microsoft Corp.	513,863
1,675	Motorola Solutions, Inc.	234,718
725	Northrop Grumman Corp.	222,894
1,175	Visa, Inc., Class A	226,975
		4,239,568

	Utilities-4.79%
6,875	AT&T, Inc.	207,831
2,250	Entergy Corp.	211,072
4,200	FirstEnergy Corp.	162,876
6,155	NRG Energy, Inc.	200,407
3,875	Verizon Communications, Inc.	213,629
		995,815

TOTAL COMMON STOCKS
(Cost $11,417,158)		12,240,819

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-7.47%
4,310	ARK Genomic Revolution ETF*	224,809
2,500	Communication Services Select Sector SPDR® Fund	135,100
16,125	iShares® Gold Trust*	273,964
5,600	iShares® MSCI Emerging Markets ETF	223,944
7,170	SPDR® Bloomberg Barclays Convertible Securities ETF	433,785
2,500	Technology Select Sector SPDR® Fund	261,225

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,493,024)		1,552,827

Shares or Principal Amount		Value
CORPORATE BONDS-4.57%
	Consumer, Cyclical-2.52%
$500,000	Starbucks Corp., 2.550%, 11/15/30	524,340

	Financial-1.80%
250,000	Citigroup, Inc., 3.875%, 3/26/25	272,303
100,000	Wells Fargo & Co., 2.000%, 5/15/25	100,773
		373,076
	Industrial-0.25%
50,000	General Electric Co., 2.700%, 10/9/22	51,954

TOTAL CORPORATE BONDS
(Cost $913,631)		949,370

See Notes to Financial Statements.

Annual Report | June 30, 2020	19

Schedule of Investments	James Aggressive Allocation Fund

June 30, 2020

Shares or Principal Amount		Value
U.S. GOVERNMENT AGENCIES-4.81%
	Federal Farm Credit Banks Funding Corp.-4.81%
$500,000	0.950%, 11/5/25	$500,018
500,000	0.930%, 11/26/25	500,088
		1,000,106
TOTAL U.S. GOVERNMENT AGENCIES
(Cost $1,000,000)		1,000,106

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-22.82%
	U.S. Treasury Bonds-13.93%
$1,000,000	2.625%, 11/15/20	1,009,102
1,200,000	2.625%, 2/15/29	1,406,063
400,000	2.250%, 8/15/49	480,812
		2,895,977
	U.S. Treasury Notes-7.08%
950,000	1.375%, 9/15/20	952,342
500,000	1.125%, 2/28/25	520,039
		1,472,381
	United States Treasury Inflation Indexed Bonds-1.81%
369,792	0.625%, 7/15/21	376,588

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $4,514,458)		4,744,946

Shares or Principal Amount	Value
SHORT TERM INVESTMENTS-1.34%
Mutual Fund-1.34%
279,417	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.086%	279,417

TOTAL SHORT TERM INVESTMENTS
(Cost $279,417)	279,417

TOTAL INVESTMENT SECURITIES-99.87%
(Cost $19,617,688)	20,767,485
OTHER ASSETS IN EXCESS OF LIABILITIES-0.13%	27,533
NET ASSETS-100.00%	$20,795,018

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

20	www.jamesinvestment.com

James Advantage Funds	Statements of Assets and Liabilities

June 30, 2020

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
ASSETS:

Investment securities:
At cost	$622,060,889	$28,699,621	$19,664,386	$19,617,688
At value	$699,702,603	$28,991,745	$21,671,377	$20,767,485
Dividends and interest receivable	2,506,002	51,000	23,009	43,988
Receivable for securities sold	6,135,385	–	–	–
Receivable for capital shares sold	27,729	228	481	–
Other assets	34,079	–	–	–
Total Assets	708,405,798	29,042,973	21,694,867	20,811,473

LIABILITIES:

Payable for capital shares redeemed	1,159,717	1,509	–	402
Payable for securities purchased	1,073,605	–	2,090,721	–
Accrued expenses:
Management fees	425,562	29,487	23,682	16,053
12b-1 distribution and service fees	110,684	5,993	–	–
Trustee fees	1,211	–	–	–
Other payables	147,358	–	–	–
Total Liabilities	2,918,137	36,989	2,114,403	16,455
Net Assets	$705,487,661	$29,005,984	$19,580,464	$20,795,018

NET ASSETS CONSIST OF:

Paid-in capital	$635,543,624	$35,601,554	$19,899,515	$22,401,874
Total Distributable Earnings	69,944,037	(6,595,570)	(319,051)	(1,606,856)
Net Assets	$705,487,661	$29,005,984	$19,580,464	$20,795,018

PRICING OF RETAIL CLASS SHARES:

Net assets	$534,314,353	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	26,602,787	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$20.08	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$171,173,308	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	8,635,350	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$19.82	N/A	N/A	N/A

PRICING OF SHARES

Net assets	N/A	$29,005,984	$19,580,464	$20,795,018
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	1,543,120	1,538,589	2,253,054
Net assets value, offering price and redemption price per share	N/A	$18.80	$12.73	$9.23

See Notes to Financial Statements.

Annual Report | June 30, 2020	21

Statements of Operations	James Advantage Funds

For the Year Ended June 30, 2020

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
INVESTMENT INCOME:
Dividends (Net of withholding taxes of $29,611, $1,399, $1,266 and $1,797, respectively)	$9,371,679	$716,970	$443,972	$366,809
Interest	11,264,004	–	5,176	116,864
Total Investment Income	20,635,683	716,970	449,148	483,673
EXPENSES:
Management fees	6,275,780	449,755	347,568	215,446
12b-1 distribution and service fees - Retail Class	1,621,883	–	–	–
12b-1 distribution and service fees	–	91,531	–	–
Administration fee	513,707	–	–	–
Transfer agent fee	163,341	–	–	–
Custodian fees	68,509	–	–	–
Professional fees	179,989	–	–	–
Trustee fees	197,002	7,899	5,098	4,541
Registration fees	46,623	–	–	–
Shareholder report printing and mailing	82,787	–	–	–
Other expenses	92,876	–	–	–
Total Expenses	9,242,497	549,185	352,666	219,987
Net Investment Income	11,393,186	167,785	96,482	263,686
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Investments	108,227	(4,498,039)	(2,129,133)	(2,408,560)
Foreign currency transactions	(1,142)	(24)	–	–
Total realized gain/(loss)	107,085	(4,498,063)	(2,129,133)	(2,408,560)
Net change in unrealized appreciation/(depreciation) on investments	(17,921,747)	(3,226,659)	(2,592,497)	196,503
Net change in unrealized depreciation on foreign currency translation	(93)	–	–	–
Total change in unrealized appreciation/(depreciation)	(17,921,840)	(3,226,659)	(2,592,497)	196,503
Net Realized and Unrealized Loss on Investments	(17,814,755)	(7,724,722)	(4,721,630)	(2,212,057)
Net Decrease in Net Assets Resulting from Operations	$(6,421,569)	$(7,556,937)	$(4,625,148)	$(1,948,371)

See Notes to Financial Statements.

22	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
FROM OPERATIONS:

Net investment income	$11,393,186	$19,251,822
Net realized gain	107,085	63,697,199
Net change in unrealized depreciation	(17,921,840)	(127,714,218)
Net decrease in net assets resulting from operations	(6,421,569)	(44,765,197)

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class Shares:
From distributable earnings	(11,438,111)	(103,981,188)
Institutional Class Shares:
From distributable earnings	(4,402,203)	(52,506,234)
Decrease in net assets from distributions to shareholders	(15,840,314)	(156,487,422)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	27,111,849	40,903,491
Net asset value of shares issued in reinvestment of distributions to shareholders	11,140,768	100,963,978
Payments for shares redeemed	(258,653,190)	(755,368,263)
Net Decrease in net assets from Retail Class capital share transactions	(220,400,573)	(613,500,794)

Institutional Class Shares:
Proceeds from shares sold	20,785,892	61,904,385
Net asset value of shares issued in reinvestment of distributions to shareholders	3,792,084	43,120,244
Payments for shares redeemed	(152,450,448)	(564,933,978)
Net Decrease in net assets from Institutional Class capital share transactions	(127,872,472)	(459,909,349)
Total Decrease in Net Assets	(370,534,928)	(1,274,662,762)

NET ASSETS:

Beginning of year	1,076,022,589	2,350,685,351
End of year	$705,487,661	$1,076,022,589

See Notes to Financial Statements.

Annual Report | June 30, 2020	23

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	1,306,726	1,894,552
Shares issued in reinvestment of distributions to shareholders	540,113	5,033,571
Shares redeemed	(12,537,191)	(34,580,038)
Net Decrease in shares outstanding	(10,690,352)	(27,651,915)
Shares outstanding, beginning of year	37,293,139	64,945,054
Shares outstanding, end of year	26,602,787	37,293,139

Institutional Class Shares:
Shares sold	1,024,302	2,902,339
Shares issued in reinvestment of distributions to shareholders	186,405	2,171,321
Shares redeemed	(7,468,833)	(26,447,927)
Net Decrease in shares outstanding	(6,258,126)	(21,374,267)
Shares outstanding, beginning of year	14,893,476	36,267,743
Shares outstanding, end of year	8,635,350	14,893,476

See Notes to Financial Statements.

24	www.jamesinvestment.com

James Small Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
FROM OPERATIONS:

Net investment income/(loss)	$167,785	$(11,285)
Net realized loss	(4,498,063)	(2,557,416)
Net change in unrealized depreciation	(3,226,659)	(6,045,303)
Net decrease in net assets resulting from operations	(7,556,937)	(8,614,004)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings	–	(3,818,168)
Decrease in net assets from distributions to shareholders	–	(3,818,168)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	2,570,677	6,554,991
Net asset value of shares issued in reinvestment of distributions to shareholders	–	3,744,085
Payments for shares redeemed	(8,273,579)	(13,868,162)
Net Decrease in net assets from capital share transactions	(5,702,902)	(3,569,086)
Total Decrease in Net Assets	(13,259,839)	(16,001,258)

NET ASSETS:

Beginning of year	42,265,823	58,267,081
End of year	$29,005,984	$42,265,823

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	119,537	275,583
Shares issued in reinvestment of distributions to shareholders	–	166,182
Shares redeemed	(396,690)	(555,154)
Net Decrease in shares outstanding	(277,153)	(113,389)
Shares outstanding, beginning of year	1,820,273	1,933,662
Shares outstanding, end of year	1,543,120	1,820,273

See Notes to Financial Statements.

Annual Report | June 30, 2020	25

Statements of Changes in Net Assets	James Micro Cap Fund

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
FROM OPERATIONS:

Net investment income	$96,482	$14,147
Net realized gain/(loss)	(2,129,133)	875,333
Net change in unrealized depreciation	(2,592,497)	(2,463,301)
Net decrease in net assets resulting from operations	(4,625,148)	(1,573,821)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings	(880,621)	(1,453,635)
Decrease in net assets from distributions to shareholders	(880,621)	(1,453,635)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	1,113,550	3,717,034
Net asset value of shares issued in reinvestment of distributions to shareholders	877,987	1,446,514
Payments for shares redeemed, net of redemption fee	(3,505,536)	(4,340,557)
Net Increase/(Decrease) in net assets from capital share transactions	(1,513,999)	822,991
Total Decrease in Net Assets	(7,019,768)	(2,204,465)

NET ASSETS:

Beginning of year	26,600,232	28,804,697
End of year	$19,580,464	$26,600,232

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	76,686	230,976
Shares issued in reinvestment of distributions to shareholders	53,384	102,372
Shares redeemed	(262,319)	(273,883)
Net Increase/(Decrease) in shares outstanding	(132,249)	59,465
Shares outstanding, beginning of year	1,670,838	1,611,373
Shares outstanding, end of year	1,538,589	1,670,838

See Notes to Financial Statements.

26	www.jamesinvestment.com

James Aggressive Allocation Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
FROM OPERATIONS:

Net investment income	$263,686	$151,662
Net realized loss	(2,408,560)	(384,977)
Net change in unrealized appreciation/(depreciation)	196,503	(46,603)
Net decrease in net assets resulting from operations	(1,948,371)	(279,918)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings	(245,700)	(96,369)
Decrease in net assets from distributions to shareholders	(245,700)	(96,369)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	2,170,346	13,046,174
Net asset value of shares issued in reinvestment of distributions to shareholders	244,861	96,255
Payments for shares redeemed	(2,361,900)	(819,632)
Net Increase in net assets from capital share transactions	53,307	12,322,797
Total Increase/(Decrease) in Net Assets	(2,140,764)	11,946,510

NET ASSETS:

Beginning of year	22,935,782	10,989,272
End of year	$20,795,018	$22,935,782

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	209,430	1,288,855
Shares issued in reinvestment of distributions to shareholders	23,100	10,350
Shares redeemed	(228,978)	(80,353)
Net Increase in shares outstanding	3,552	1,218,852
Shares outstanding, beginning of year	2,249,502	1,030,650
Shares outstanding, end of year	2,253,054	2,249,502

See Notes to Financial Statements.

Annual Report | June 30, 2020	27

Financial Highlights	James Balanced: Golden Rainbow Fund – Retail Class

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
Net asset value - beginning of year	$20.69	$23.32	$24.70	$24.14	$24.96
Income/(Loss) from investment operations:
Net investment income(a)	0.26	0.25	0.26	0.25	0.25
Net realized and unrealized gain/(loss)	(0.50)	(0.64)	0.24	0.68	(0.41)
Total from investment operations	(0.24)	(0.39)	0.50	0.93	(0.16)

Less distributions:
From net investment income	(0.22)	(0.29)	(0.27)	(0.28)	(0.23)
From net realized gain on investments	(0.15)	(1.95)	(1.61)	(0.09)	(0.43)
Total distributions	(0.37)	(2.24)	(1.88)	(0.37)	(0.66)
Paid-in capital from redemption fees	–	–	–	0.00 (b)	–
Net asset value at end of year	$20.08	$20.69	$23.32	$24.70	$24.14

Total return	(1.18)%	(1.24)%	1.87%	3.92%	(0.64)%

Net assets, end of year (in thousands)	$534,314	$771,733	$1,514,451	$2,163,786	$2,892,809

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.13%	1.06%	0.99%	0.96%	0.96%
Ratio of net investment income to average net assets	1.25%	1.14%	1.05%	1.02%	1.03%
Portfolio turnover rate	36%	71%	75%	46%	46%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

28	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
Net asset value - beginning of year	$20.43	$23.06	$24.44	$23.89	$24.72
Income/(Loss) from investment operations:
Net investment income(a)	0.31	0.30	0.31	0.31	0.31
Net realized and unrealized gain/(loss)	(0.50)	(0.63)	0.25	0.68	(0.42)
Total from investment operations	(0.19)	(0.33)	0.56	0.99	(0.11)

Less distributions:
From net investment income	(0.27)	(0.35)	(0.33)	(0.35)	(0.29)
From net realized gain on investments	(0.15)	(1.95)	(1.61)	(0.09)	(0.43)
Total distributions	(0.42)	(2.30)	(1.94)	(0.44)	(0.72)
Paid-in capital from redemption fees	–	–	–	0.00 (b)	–
Net asset value at end of year	$19.82	$20.43	$23.06	$24.44	$23.89

Total return	(0.93)%	(0.99)%	2.16%	4.19%	(0.43)%

Net assets, end of year (in thousands)	$171,173	$304,290	$836,234	$1,220,095	$1,512,751

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.88%	0.80%	0.74%	0.71%	0.71%
Ratio of net investment income to average net assets	1.51%	1.38%	1.30%	1.27%	1.28%
Portfolio turnover rate	36%	71%	75%	46%	46%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

Annual Report | June 30, 2020	29

Financial Highlights	James Small Cap Fund

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
Net asset value - beginning of year	$23.22	$30.13	$33.96	$30.64	$33.47
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.10	(0.01)	(0.10)	0.21	0.17
Net realized and unrealized gain/(loss)	(4.52)	(4.76)	3.82	3.28	(1.64)
Total from investment operations	(4.42)	(4.77)	3.72	3.49	(1.47)

Less distributions:
From net investment income	–	–	(0.19)	(0.17)	(0.12)
From net realized gain on investments	–	(2.14)	(7.36)	–	(1.24)
Total distributions	–	(2.14)	(7.55)	(0.17)	(1.36)
Net asset value at end of year	$18.80	$23.22	$30.13	$33.96	$30.64

Total return	(19.04)%	(15.63)%	11.41%	11.36%	(4.62)%

Net assets, end of year (in thousands)	$29,006	$42,266	$58,267	$67,603	$84,226

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.46%	(0.02)%	(0.32)%	0.62%	0.55%
Portfolio turnover rate	35%	75%	124%	129%	57%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

30	www.jamesinvestment.com

James Micro Cap Fund	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
Net asset value - beginning of year	$15.92	$17.88	$17.27	$15.03	$15.11
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.06	0.01	(0.04)	0.04	(0.04)
Net realized and unrealized gain/(loss)	(2.70)	(1.06)	1.99	2.20	(0.06)
Total from investment operations	(2.64)	(1.05)	1.95	2.24	(0.10)

Less distributions:
From net investment income	(0.04)	–	(0.06)	–	(0.01)
From net realized gain on investments	(0.51)	(0.91)	(1.29)	–	–
Total distributions	(0.55)	(0.91)	(1.35)	–	(0.01)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.01	0.00 (b)	0.03
Net asset value at end of year	$12.73	$15.92	$17.88	$17.27	$15.03

Total return	(17.38)%	(5.25)%	11.62%	14.90%	(0.44)%

Net assets, end of year (in thousands)	$19,580	$26,600	$28,805	$31,809	$26,515

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.41%	0.05%	(0.22)%	0.23%	(0.24)%
Portfolio turnover rate	35%	65%	37%	97%	44%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

Annual Report | June 30, 2020	31

Financial Highlights	James Aggressive Allocation Fund

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016(a)
Net asset value - beginning of year	$10.20	$10.66	$10.00	$9.47	$10.00
Income/(Loss) from investment operations:
Net investment income(b)	0.12	0.13	0.10	0.09	0.07
Net realized and unrealized gain/(loss)	(0.98)	(0.50)	0.64	0.53	(0.57)
Total from investment operations	(0.86)	(0.37)	0.74	0.62	(0.50)

Less distributions:
From net investment income	(0.11)	(0.09)	(0.08)	(0.09)	(0.03)
Total distributions	(0.11)	(0.09)	(0.08)	(0.09)	(0.03)
Net asset value at end of year	$9.23	$10.20	$10.66	$10.00	$9.47

Total return	(8.60)%	(3.40)%	7.36%	6.54%	(4.98)%

Net assets, end of year (in thousands)	$20,795	$22,936	$10,989	$9,954	$7,172

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	1.17%	1.29%	0.90%	0.95%	0.81%
Portfolio turnover rate	80%	69%	219%	198%	218%

(a)	Fund commenced operations on July 1, 2015.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.

32	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements

June 30, 2020

1.  ORGANIZATION

James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund are each a diversified series of the Trust (individually a “Fund,” collectively the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other investors that are approved by management of the Trust).

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The James Balanced: Golden Rainbow Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The James Small Cap Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the James Small Cap Fund’s benchmark, the Russell 2000® Index. As of June 30, 2020, the stock with the maximum capitalization in the Russell 2000® Index had a capitalization of $5.94 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The James Micro Cap Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds (“ETFs”) that invest primarily in such securities. As of June 30, 2020, the stock with the maximum capitalization in the Russell Microcap® Index had a capitalization of $1.59 billion.

James Aggressive Allocation Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. The James Aggressive Allocation Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller percentage of its assets in stocks. Due to its aggressive nature, the James Aggressive Allocation Fund will generally have a turnover ratio much higher than the James Balanced: Golden Rainbow Fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered an investment company for financial reporting purposes under U.S. GAAP.

Share Valuation

The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $1,201 and $1,591 for the year ended June 30, 2020 and the year ended June 30, 2019, respectively. The redemption fee is reflected in the “Payment for shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Securities Valuation

Securities are valued at fair value. The Funds' portfolio securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’ opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Corporate bonds, U.S. government agencies, U.S. Treasury bonds & notes, foreign, and municipal bonds are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information of comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses models that consider trade data, prepayment, and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Shares of open-end investment companies are valued at net asset value.

Annual Report | June 30, 2020	33

Notes to Financial Statements	James Advantage Funds

June 30, 2020

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; or

Level 3 -	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements

June 30, 2020

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2020:

James Balanced: Golden Rainbow Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$279,509,204	$–	$–	$279,509,204
Exchange Traded Funds	23,484,406	–	–	23,484,406
Corporate Bonds	–	73,049,506	–	73,049,506
Municipal Bonds	–	19,193,332	–	19,193,332
U.S. Government Agencies	–	61,541,556	–	61,541,556
Mortgage Backed Securities	–	27,927,543	–	27,927,543
U.S. Treasury Bonds & Notes	202,494,804	–	–	202,494,804
Foreign Bonds	–	7,303,380	–	7,303,380
Short Term Investments	5,198,872	–	–	5,198,872
Total	$510,687,286	$189,015,317	$–	$699,702,603

James Small Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$27,316,832	$–	$–	$27,316,832
Short Term Investments	1,674,913	–	–	1,674,913
Total	$28,991,745	$–	$–	$28,991,745

James Micro Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$18,689,153	$–	$–	$18,689,153
Short Term Investments	2,982,224	–	–	2,982,224
Total	$21,671,377	$–	$–	$21,671,377

James Aggressive Allocation Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$12,240,819	$–	$–	$12,240,819
Exchange Traded Funds	1,552,827	–	–	1,552,827
Corporate Bonds	–	949,370	–	949,370
U.S. Government Agencies	–	1,000,106	–	1,000,106
U.S. Treasury Bonds & Notes	4,744,946	–	–	4,744,946
Short Term Investments	279,417	–	–	279,417
Total	$18,818,009	$1,949,476	$–	$20,767,485

*	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

Annual Report | June 30, 2020	35

Notes to Financial Statements	James Advantage Funds

June 30, 2020

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of June 30, 2020, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate. The portion of realized and unrealized gains or losses on investments due fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this Annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. The Adviser pays the expenses of each Fund, except for the James Balanced: Golden Rainbow Fund, and such expenses are not subject to recoupment by the Adviser. These expenses exclude the management fees, detailed in Note 4, brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees, 12b-1 fees and extraordinary expenses. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. Therefore, no federal tax provision is required.

36	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements

June 30, 2020

As of and during the year ended June 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications, which are determined in accordance with federal income tax regulations, result primarily from earnings and profits being distributed to shareholders on redemptions in the current year.

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Paid-in capital	$390,274	$–	$–	$–
Total Distributable Earnings	(390,274)	–	–	–

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Tax cost of portfolio investments	$622,535,056	$28,699,621	$19,665,360	$19,619,463
Gross unrealized appreciation	$87,485,095	$3,730,214	$4,084,099	$1,900,311
Gross unrealized depreciation	(10,317,548)	(3,438,090)	(2,078,082)	(752,289)
Net depreciation of foreign currency	(3)	–	–	–
Net unrealized appreciation	77,167,544	292,124	2,006,017	1,148,022
Accumulated capital losses	(7,223,507)	(7,055,369)	(2,357,000)	(2,868,466)
Undistributed ordinary income	–	167,675	31,932	113,588
Total	$69,944,037	$(6,595,570)	$(319,051)	$(1,606,856)

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and U.S. GAAP.

The tax character of distributions paid for the year ended June 30, 2020 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Ordinary Income	$9,343,727	$–	$64,550	$245,700
Long-Term Capital Gains	6,496,587	–	816,071	–
Total	$15,840,314	$–	$880,621	$245,700

The tax character of distributions paid for the year ended June 30, 2019 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Ordinary Income	$20,313,773	$749,518	$–	$96,369
Long-Term Capital Gains	136,173,649	3,068,650	1,453,635	–
Total	$156,487,422	$3,818,168	$1,453,635	$96,369

Annual Report | June 30, 2020	37

Notes to Financial Statements	James Advantage Funds

June 30, 2020

Capital Losses

Under the Code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the Funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses carried forward to the next tax year were as follows:

	Short Term	Long Term
James Small Cap Fund	$3,345,554	$–
James Aggressive Allocation Fund	958,355	5,070

The Funds elect to defer to the year ending June 30, 2021 capital losses recognized during the period November 1, 2019 through June 30, 2020 in the amount of:

Amount
James Balanced: Golden Rainbow Fund	$7,223,507
James Small Cap Fund	3,709,815
James Micro Cap Fund	2,357,000
James Aggressive Allocation Fund	1,905,041

3.       INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the year ended June 30, 2020 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$90,028,398	$262,446,715
James Micro Cap Fund	0	997,754
James Aggressive Allocation Fund	5,598,794	4,642,259

Purchases and sales (including maturities) of investments in long-term securities other than U.S. Government Obligations for the year ended June 30, 2020 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$209,276,397	$331,322,146
James Small Cap Fund	12,449,358	18,175,778
James Micro Cap Fund	7,519,664	9,462,017
James Aggressive Allocation Fund	13,765,886	12,474,276

4.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio and pursuant to separate management agreements between the Trust, on behalf of each Fund and the Adviser (the “Investment Management Agreements”).

The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

Advisory fees for the James Small Cap Fund and James Micro Cap Fund are reduced by the fees and expenses of the non-interested trustees incurred by the applicable Fund. Under the Investment Management Agreement, the Adviser is responsible for the payment of all operating expenses of the James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund, except for brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses. Adviser is not entitled to recoupment of such expenses.

38	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements

June 30, 2020

Administrative Services Agreement

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the remaining Funds, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Administration fees paid by the Funds for the year ended June 30, 2020 are disclosed in the Statements of Operations.

Transfer Agency and Services Agreement

ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as transfer agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out-of-pocket expenses are paid by James Balanced: Golden Rainbow Fund, for itself, and by James for the remaining Funds. Transfer agent fees paid by the Funds for the year ended June 30, 2020 are disclosed in the Statements of Operations.

Plans of Distribution

The James Balanced: Golden Rainbow Fund (Retail Class) and James Small Cap Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. These expenses are reflected as 12b-1 distribution and service fees on the Statements of Operations. Payments under a Plan are made to the Adviser, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the James Small Cap Fund and the Retail Class of the James Balanced: Golden Rainbow Fund, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to the Adviser regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and the Adviser is permitted to retain the excess. It is also possible that 12b-1 expenses paid by the Adviser for a period will exceed the payments received by the Adviser, in which case the Adviser may pay such excess expenses out of its own resources. Payments received by the Adviser under the Plans are in addition to the fees paid to the Adviser pursuant to the Management Agreements. The Plans require that the Adviser act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before the Adviser will make such payments.

Trustee Fees

Each Trustee who is not an officer or employee of the Adviser, or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $7,900, (2) a per meeting fee for regularly scheduled meetings of $2,100, (3) an audit committee fee of $1,000 paid to the audit committee chair and $500 to the other Independent Trustees, (4) $2,100 for any special meeting held outside of a regularly scheduled board meeting that the Trustee is required to attend in person, (5) $210 for any special telephonic meetings held outside of a regularly scheduled board meeting, and (6) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Such fees are presented on the Statements of Operations as Trustee Fees.

5.  COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.  LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. During the year ended June 30, 2020, the Funds did not utilize their line of credit. Each Fund’s line of credit agreement expired on July 8, 2020 and was renewed for one year.

The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced: Golden Rainbow Fund	$35,000,000	Prime Rate*	July 7, 2021
James Small Cap Fund	$1,250,000	Prime Rate*	July 7, 2021
James Micro Cap Fund	$750,000	Prime Rate*	July 7, 2021
James Aggressive Allocation Fund	$500,000	Prime Rate*	July 7, 2021

*	The rate at which the Bank announces as its prime lending rate.

Annual Report | June 30, 2020	39

Report of Independent Registered Public Accounting Firm	James Advantage Funds

To the shareholders and the Board of Trustees of James Advantage Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of James Advantage Funds comprising the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund (the "Funds"), including the schedules of investments, as of June 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, and the related notes.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

August 25, 2020

We have served as the auditor of one or more James Advantage Funds investment companies since 1998.

40	www.jamesinvestment.com

James Advantage Funds	Additional Information

June 30, 2020 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-PORT is also available upon request by calling toll-free 1-800-995-2637.

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2019 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
James Balanced: Golden Rainbow Fund	78.44%
James Small Cap Fund	N/A
James Micro Cap Fund	100.00%
James Aggressive Allocation Fund	100.00%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2019 qualify for the corporate dividends received deduction:

Amount
James Balanced: Golden Rainbow Fund	77.62%
James Small Cap Fund	N/A
James Micro Cap Fund	100.00%
James Aggressive Allocation Fund	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, James Balanced: Golden Rainbow Fund designated $6,691,344 and James Advantage Micro Cap Fund designated $816,071 as long-term capital gains dividend.

The amount above for James Balanced Golden Rainbow Fund includes $194,757 of earnings and profits distributed to shareholders on redemptions. The James Advantage Micro Cap Fund did not include redemptions to shareholders as distributions of earnings and profit against long term capital gains.

Annual Report | June 30, 2020	41

Liquidity Risk Management Program	James Advantage Funds

June 30, 2020 (Unaudited)

James Advantage Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Trust’s approach to managing liquidity risk for each Fund. The Program is overseen by the Liquidity Committee (the “Committee”), which is comprised of representatives of the Trust’s investment adviser and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 20, 2020, the Committee provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness of the Program, including any material changes to the Program for the period from the inception of the Program on December 1, 2018 through May 20, 2020 (“Reporting Period”). The Report concluded that the Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that each Fund’s investment strategy continues to be appropriate given such Fund’s status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risk presented by such Fund’s investment portfolio, is found in such Fund’s Prospectus and Statement of Additional Information.

42	www.jamesinvestment.com

James Advantage Funds	Trustees & Officers

June 30, 2020 (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust under the laws of Ohio governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present occupation with the Trust or Funds, age and principal occupation during the past 5 years for the fiscal year ended June 30, 2020.

Additional information regarding the Fund’s Trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 1-800-995-2637.

INTERESTED TRUSTEE
Name/Address*/Age	Position(s) With Fund/Time Served/ During Past 5 years	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Barry R. James[1], CFA James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1956	President & Trustee since 1997	President and CEO, James Investment Research (2005 - present); CEO and Director, James Capital Alliance (1992 - present)	4	Director, Heart to Honduras (2006 – present) Director, FAIR Foundation (2010 - present)

INDEPENDENT TRUSTEES
Name/Address*/Age	Position(s) With Funds/Time Served/ During Past 5 years	Principal Occupation(s) by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Anthony P. D’Angelo Year of Birth: 1930	Trustee since 1997	Retired, Professor Emeritus, Graduate School of Logistics and Acquisitions Management, Air Force Institute of Technology, Wright-Patterson AFB, Ohio (Retired since 1999)	4	None
Leslie L. Brandon Year of Birth: 1942	Trustee since 2003	Retired Partner, Ernst & Young LLP, Columbus, Ohio (1966 - 2000)	4	None
Ronald D. Brown Year of Birth: 1953	Trustee Since 2014	Interim Chief Executive Officer, LSI Industries Inc. (2018); Vice Chairman, The Armor Group (2017 – 2018); Chief Operating Officer, The Armor Group (2013 – 2017); Chief Financial Officer, Makino Inc. (2010 – 2013); Managing Director, Taft Business Consulting LLC. (2009 – 2013)	4	Director, LSI Industries, Inc. (2018-present); Director of AO Smith Corporation (2001 - present); Board Trustee of University of Cincinnati (2013 - present); Director, Zep, Inc. (2010 – 2015) Director of Makino Inc. (2010 - 2013)
Robert F. Chelle Year of Birth: 1948	Trustee since 2014	Retired Founding Director of the L. William Crotty Center for Entrepreneurial Leadership at the University of Dayton (1999 – 2015); President/CEO, High Voltage Maintenance Corp, Dayton, OH (1974-1999)	4	Director of DRT Mfg. Co. (2007 – present), School Outfitters (2010 – present), Harlamert- HRG Food Brokerage, Prime Controls (2008 – present), The Siebenthaler Company (1986 – present).
Richard C. Russell Year of Birth: 1946	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), (2002 - present); Retired CEO & CFO, Danis Companies (1983-2002)	4	Director, Excellence in Motivation (1996 - present); Director, DRT Manufacturing, Co. (1999 - present); Director, Catholic Community Foundation for the Archdiocese of Cincinnati, Inc. (2015 – present); Director, Catholic Education Foundation for the Archdiocese of Cincinnati, Inc. (2015 – present);

*	All Trustees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Xenia, OH 45385.

[1]	Mr. James is an “interested person” of the Trust as defined in the 1940 Act because of his relationship to James Investment Research, Inc., which serves as the investment adviser to the Trust.

Annual Report | June 30, 2020	43

Trustees & Officers	James Advantage Funds

June 30, 2020 (Unaudited)

OFFICERS
Name/Address/Age	Positions Held With Fund/Date Service Began	Principal Occupation by Officer
Amy Broerman James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1972	Chief Financial Officer since 2018 Treasurer since 2012	Assistant Vice President of Operations, James Investment Research, Inc. (since 2008), Assistant Treasurer of James Advantage Funds (2002-2012)
Lesley Ott James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1983	Chief Compliance Officer since 2012	Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (since 2012), Chief Operating Officer, James Investment Research, Inc. (since 2020), Deputy Chief Operating Officer, James Investment Research, Inc. (2017-2019); Deputy Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (2010-2011)
Brian P. Shepardson James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1973	Secretary since 2018 Assistant Treasurer since 2015	First Vice President, James Investment Research, Inc. (since 2014), Assistant Vice President of James Investment Research, Inc. (2009-2014)
Richard Brian Culpepper James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1972	Assistant Secretary since 2011	Senior Vice President, James Investment Research, Inc. (since 2018),Vice President, James Investment Research, Inc. (2014-2018), First Vice President of James Investment Research, Inc. (2009-2014)
Cara Owen, c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203 Year of Birth: 1981	Assistant Secretary since 2019	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc. (since August, 2019); Vice President and Secretary, Boulder Income & Growth Fund, Inc. (since June 2020); and Assistant Secretary, ALPS ETF Trust (since March 2020). Prior to Joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019)
Jennell Panella c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203 Year of Birth: 1974	Assistant Treasurer since 2013	Fund Controller of ALPS Fund Services, Inc. (since June 2012), Financial Reporting Manager, Parker Global Strategies, LLC (2009-2012)

44	www.jamesinvestment.com

James Advantage Funds	Privacy Policy

June 30, 2020 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●	Social Security number and wire transfer instructions
●	account transactions and transaction history
●	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds collect my personal information?

We collect your personal information, for example, when you

●   open an account or deposit money

●   direct us to buy securities or direct us to sell your securities

●   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●   affiliates from using your information to market to you.

●   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●     Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● James Advantage Funds does not jointly market.

Annual Report | June 30, 2020	45

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	Amendments: During the period covered by this report, there were no amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable to this report.

(f)	The registrant’s Code of Ethics for Principal Executives and Senior Financial Officers was filed as Exhibit 13(a)(1) to the registrants' Certified Shareholder Report on Form N-CSR, File No. 811-08411, on September 5, 2019.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Leslie L. Brandon is an audit committee financial expert. Mr. Brandon is “independent,” pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees.

June 30, 2020	June 30, 2019
$90,000	$90,000

Such audit fees represent the aggregate fees billed for the fiscal years ended June 30, 2020 and June 30, 2019 for professional services rendered by Deloitte & Touche LLP for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees.

	Registrant	Adviser
June 30, 2020	$0	$0
June 30, 2019	$0	$0

Neither the registrant nor the adviser was billed any fees by Deloitte & Touche LLP for the fiscal years ended June 30, 2020 and June 30, 2019 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c)	Tax Fees.

	Registrant	Adviser
June 30, 2020	$11,980	$0
June 30, 2019	$16,710	$0

“Tax fees” shown in the table above were for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning. The natures of the services comprising the fees disclosed under this category involve the preparation of excise filings and income tax returns for the registrant.

(d)	All Other Fees.

	Registrant	Adviser
June 30, 2020	$0	$0
June 30, 2019	$0	$0

The registrant was not billed any fees by Deloitte & Touche LLP for products and services provided by Deloitte & Touche LLP, other than the services reported above in items (a) - (c), for the fiscal years ended June 30, 2020 and June 30, 2019.

(e)	Pre-Approval Policies and Procedures.

(1)	Pursuant to the registrant’s audit committee charter (the “Charter”), the audit committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant. In addition, the Charter provides that the audit committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide “permissible non-audit services” (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the audit committee considers whether such services are consistent with the independent auditor’s independence.

(2)	100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant is as follows:

	Registrant	Adviser
June 30, 2020	$0	$0
June 30, 2019	$6,866	$0

(h)	The registrant’s audit committee of the board of trustees has considered that the provision of non-audit services that were rendered to an entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2020 and June 30, 2019, as identified above, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, are compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Governance and Compensation Committee (the "Committee") of the Board of Trustees of the registrant will consider trustee candidates submitted by shareholders or from other sources it deems appropriate that are submitted timely and with adequate information about the candidate in the Committee’s view in order for them to make an assessment.

The Committee shall assess shareholder nominees in the same manner as the Committee reviews its own nominees. Any recommendation must be submitted in writing to the Committee in care of the Trust’s Secretary at James Investment Research, Inc. 1349 Fairground Rd., Xenia, OH 45385, and should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the 1940 Act. The Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate’s qualifications.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executives and Senior Financial Officers which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 13(a)(1) to the registrants' Certified Shareholder Report on Form N-CSR, File No. 811-08411, on September 5, 2019.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The James Advantage Funds

By	/s/ Barry R. James
Barry R. James
President & CEO

Date:	September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Barry R. James
Barry R. James
President & CEO

Date:	September 3, 2020

By	/s/ Amy K. Broerman
Amy K. Broerman
Chief Financial Officer

Date:	September 3, 2020